UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1
to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 28, 2006

CORNERSTONE CORE PROPERTIES REIT, INC

(Exact name of registrant as specified in its charter)

Maryland	333-121238	73-1721791
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

1920 Main Street, Suite 400

Irvine, CA 92614

(Address of principal executive offices)

(949) 852-1007
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated June 23, 2006, we purchased an existing multi-tenant industrial property known as the Shoemaker Industrial Buildings from First Industrial Harrisburg, LP, a non-related party, for a purchase price of $2.5 million, plus approximately $2,800 of closing costs (which are not fully determinable at this time). The property consists of approximately 18,921 square feet of leasable space in three single-story buildings located on approximately one acre of land in Santa Fe Springs, California.  The property is currently 100% leased at an average annual rent of $8.91 per square foot to 4 tenants whose spaces range in size from approximately 4,600 square feet to 5,121 square feet.  These tenants operate varying businesses including a service-related business, a light manufacturer, a distribution facility and a light assembly operation.

This Amendment No. 1 to Current Report on Form 8-K dated June 23, 2006 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Shoemaker Industrial Buildings as described in such Current Report.

We are not aware of any material factors relating to the Shoemaker Industrial Buildings other than those discussed in our Current Report on Form 8-K dated June 23, 2006 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  The following financial statements relating to the Shoemaker Industrial Buildings are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated June 23, 2006 and are filed herewith and incorporated herein by reference.

Shoemaker Industrial Buildings

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2005 and for the Period from January 1, 2006 to June 28, 2006 (Date of Acquisition) (Unaudited)

Notes to Statements of Revenues and Certain Expenses

(b)           Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Core Properties REIT, Inc. relating to the acquisition of the Shoemaker Industrial Buildings are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated June 23, 2006 and are filed herewith and incorporated herein by reference.

Cornerstone Core Properties REIT, Inc

Summary of Unaudited Pro Forma Financial Information

Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 2005

Unaudited Pro Forma Condensed Statement of Operations for the Six Months Ended June 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC

By:	/s/ Terry G. Roussel
Terry G. Roussel, President

Dated:

September 8, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Cornerstone Core Properties REIT, Inc
Irvine, CA

We have audited the accompanying statement of revenues and certain expenses, (the “Historical Summary”) of the property located at 14912-14938 Shoemaker Avenue, Santa Fe Springs, California (the “Property”) for the year ended December 31, 2005. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Core Properties REIT, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenues and certain expenses of the Property presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the property located at 14912-14938 Shoemaker Avenue, Santa Fe Springs, California for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
September 8, 2006

14912-14938 SHOEMAKER AVENUE, SANTA FE SPRINGS, CALIFORNIA
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
For the Year Ended December 31, 2005 and for the
Period from January 1, 2006 to June 28, 2006 (Date of Acquisition) (Unaudited)

		Period from January 1,
		2006
	Year ended	to June 28, 2006
	December 31, 2005	(Date of Acquisition)
		{unaudited}

Revenues
Rental revenue	$151,682	$77,628
Tenant reimbursements	21,707	8,077
Other	3,132	1,087
Total revenues	176,521	86,792

Certain Expenses
Property operating and maintenance	24,980	7,186
Property taxes	12,952	6,531
Insurance	1,405	659
Total certain expenses	39,337	14,376

Revenues in excess of certain expenses	$137,184	$72,416

See accompanying notes to statements of revenues and certain expenses.

14912-14938 SHOEMAKER AVENUE, SANTA FE SPRINGS, CALIFORNIA
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

1.             Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenues and certain expenses include the operations of the Shoemaker Industrial Buildings located at 14912 – 14938 Shoemaker Avenue, Santa Fe Springs, California, (the “Property”) which were acquired by Cornerstone Core Properties REIT, Inc (the “Company”), from a nonaffiliated third party. The Property was acquired on June 28, 2006 for $2,500,000 and has 18,921 leasable square feet on approximately one acre of land (unaudited).

Basis of Presentation

The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Shoemaker Industrial Buildings property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Shoemaker Industrial Buildings property’s revenues and expenses. Items excluded consist of depreciation, interest expense and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded.  The statement of revenues and certain expenses for the period from January 1, 2006 to June 28, 2006 (“Date of Acquisition”) is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The results of operations for the period from January 1, 2006 to June 28, 2006 (“Date of Acquisition”) (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2006.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectibility.

Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.             Leases

The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2005, are as follow:

2006	$147,692
2007	120,475
2008	96,315
2009	73,977
2010	21,380
$459,839

Industrial space in the Property is generally leased to tenants under lease terms that provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3.             Commitments and Contingencies

Litigation

The Shoemaker Industrial Buildings property may be subject to legal claims in the ordinary course of business as a property owner. The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Shoemaker Industrial Buildings property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Shoemaker Industrial Buildings property may be potentially liable for costs and damages related to environmental matters. The Shoemaker Industrial Buildings property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Shoemaker Industrial Buildings property’s results of operations.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Statements of Operations of Cornerstone Core Properties REIT, Inc (the “Company”) for the year ended December 31, 2005 and for the six months ended June 30, 2006 have been prepared as if the acquisition of the Shoemaker Industrial Buildings located at 14912 – 14938 Shoemaker Avenue, Santa Fe Springs, California had occurred as of the beginning of the periods presented.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Company for the year ended December 31, 2005 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005; (ii) the Unaudited Financial Statements of the Company as of and for the six months ended June 30, 2006 included in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2006; and (iii) the Historical Statements of Revenues and Certain Expenses of the Shoemaker Industrial Buildings located at 14912 – 14938 Shoemaker Avenue, Santa Fe Springs, California for the year ended December 31, 2005 and for the six months ended June 30, 2006 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of the Shoemaker Industrial Buildings located at 14912 – 14938 Shoemaker Avenue, Santa Fe Springs, California had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE CORE PROPERTIES REIT, INC
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

	Historical (A)	Recent Acquisition (B)	Pro Forma

Revenues	$—	$175,344	$175,344

Expenses
Property operating and maintenance	—	24,980	24,980
Property taxes	—	12,952	12,952
General and administrative expenses	95,134	1,405	96,539
Depreciation and amortization	—	47,412	47,412
	95,134	86,749	181,883
Operating (loss) income	(95,134)	88,595	(6,539)

Other income
Interest income	1,154	—	1,154

(Loss) income before minority interest	(93,980)	88,595	(5,385)
Minority interest	(350)	(6,469)	(6,819)
Net (loss) income	$(94,330)	$82,126	$(12,204)

Loss per share - basic and diluted	$(755)	$0.22	$(0.03)

Weighted average number of common shares	125	368,882	369,007

(A)                              Represents the historical results of operations of the Company for the year ended December 31, 2005.

(B)                                Represents adjustment for the acquisition of the Shoemaker Industrial Buildings, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($950,000) and buildings ($1,520,420) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $25,022 to in-place leases, and the amortization of above market rent is based on an allocation of $3,414 to above market rent, both of which are amortized through 2010.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value. The adjustment to the weighted average number of common shares outstanding represents the purchase of Shoemaker Industrial Buildings.

CORNERSTONE CORE PROPERTIES REIT, INC.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006

	Historical (A)	Recent Acquisition (B)	Pro Forma

Revenues	$16,659	$85,747	$102,406

Expenses
Property operating and maintenance	2,119	7,186	9,305
Property taxes	2,110	6,531	8,641
General and administrative expenses	611,860	659	612,519
Depreciation and amortization	4,378	23,830	28,208
	620,467	38,206	658,673

Operating (loss) income	(603,808)	47,541	(556,267)

Other income
Interest income	36,074	—	36,074

(Loss) income before minority interest	(567,734)	47,541	(520,193)
Minority interest	6,980	(1,495)	8,475

Net (loss) income	$(560,754)	$46,046	$(511,718)

Loss per share - basic and diluted	$(2.00)	$0.12	$(0.79)

Weighted average number of common shares	280,021	368,882	648,903

(A)                              Represents the historical unaudited results of operations of the Company for the six months ended June 30, 2006.

(B)                                Represents adjustment for the acquisition of the Shoemaker Industrial Buildings, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($950,000) and buildings ($1,520,420) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of $25,022 to in-place leases, and the amortization of above market rent is based on an allocation of $3,414 to above market rent, both of which are amortized through 2010.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible assets at its estimated fair value. The adjustment to the weighted average number of common shares outstanding represents the purchase of Shoemaker Industrial Buildings.